SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 1, 1995



                        FHP INTERNATIONAL CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



Delaware                           0-14796                33-0072502
(State or Other Jurisdiction       (Commission File       (IRS Employer
of Incorporation)                  Number)                Identification No.)

           9900 Talbert Avenue, Fountain Valley, California  92708
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code   (714) 963-7233

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)










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                           There are no Exhibits.
Item 5.     Other Events


                The FHP International Corporation Employee Stock Ownership
         Plan (the "ESOP"), was amended, effective July 1, 1994, to change the ESOP's plan year to the twelve month period ending December 31, with the result being a short plan year for the period commencing on July 1, 1994 and ending on December 31, 1994.

































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
                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FHP International Corporation


Date:   February 24, 1995           By: /s/ Kenneth S. Ord
                                         Kenneth S. Ord
                                         Senior Vice President and Chief
                                         Financial Officer



























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